SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): October 1996

                             BIOPHARMACEUTICS, INC.
             (Exact name of Registrant as specified in its Charter)

DELAWARE                               1-9370                    13-3186327
(State or other                 (Commission File Number)       (I.R.S Employer
jurisdiction of                                                  I.D. Number)
incorporation)

         990 Station Road
        Bellport, New York                                   11713
(Address of principal executive offices)                    (Zip Code)


           Registrant's telephone number, including area code: (516) 286-5800


                                       N/A
           (Former name or former address, if changed since last report.)


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ITEM 5.     OTHER EVENTS

           On September 25, 1996 the Company  signed a Joint Venture  Agreement
with  Advanced   Biological  Systems,   Inc.  to   commercialize Mitolactol*
Biopharmaceutics' cancer drug. Advanced will pay Biopharmaceutics a minimum of $2,750,000 in cash and stock to participate in the Joint Venture and fund the approximately $1,000,000 cost associated with the final development of Mitolactol.




                                  EXHIBIT INDEX

                           Current Report on Form 8-K

                                       of

                             Biopharmaceutics, Inc.

                         Date of Report: October 9, 1996


Exhibits:

 28.14    Joint Venture Agreement dated September 25, 1996


* Registered Trademark



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BIOPHARMACEUTICS, INC.
                                      (Registrant)

                                      By:     /s/  Edward Fine
                                              --------------------
                                              Edward Fine
                                              President, Chief Executive Officer
                                              (Signature)

Dated:  October 9, 1996

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